# HFWA

# Heritage Financial Corporation

## Brian L. Vance, President & CEO

## D.A. Davidson & Company

12th Annual Financial Services Conference

May 12th & 13th, 2010

1 Exhibit 99.1

Forward Looking Statements

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and of our bank subsidiaries by the Federal Deposit Insurance
Corporation (the “FDIC”), the Washington State Department of Financial Institutions, Division of Banks (the “Washington DFI”) or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-
down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto;
changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the United States
Department of Treasury Troubled Asset Relief Program Capital Purchase Program; and other risks detailed from time to time in our filings with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2010 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview • Company & Economic Information • Financial Performance • Credit Risk Management • Peer Group Analysis • Strategic Focus 3

4

HERITAGE FINANCIAL CORPORATION

HERITAGE BANK
the quality bank

CVB Central Valley Bank
"Large enough to serve. Small enough to care."

HERITAGE FINANCIAL CORPORATION

Corporate Structure

Total assets: $856 million
Branches: 14
Total assets: $155 million
Branches: 6
Financial Highlights
Total Assets $1.01 billion
Net Loans $733 million
Total Deposits $836 million
Tangible Common Equity $123 million
TARP Preferred $  24 million
Loan/Deposit Ratio 87.7%
Coverage Ratio (1) 86.0%
Core Deposit Ratio (2) 79.4%
Net Interest Margin 4.58% (Q1’10)   4.57% (FY2009)
Cost of Funds 1.22% (Q1’10)   1.60% (FY2009)
PTPP ROAA (3) 1.90% (Q1’10)   1.99% (FY2009)
(1) Allowance for loan loss/nonperforming loans
(2) All deposits less brokered CDs and CDs over $100,000
(3) Pre-tax, pre-provision return on average assets
Note: Numbers rounded for presentation purposes only
Financial data as of March 31, 2010

Parksville
Vancouver
Penticton
Castlegar
Maple Ridge
Nanaimo
Surrey
Trail
Abbotsford
Bellingham
Mt Baker
National Forest
Colville
Victoria
Everett
Coeur
d'Alene
Edmonds
Seattle
Spokane
Bremerton
Kent
Veradale
Cheney
Tacoma
Washington
90
Olympia
Pullman
5
Yakima
Kennewick
82
Longview
Lewiston
Walla Walla
Portland
84
Pendleton
Gresham
Oregon City
La Grande

Market Share with
Significant Growth Potential
WA  State
County
# of
Branches
Deposits
(in millions)
Market
Share %
Market
Rank
Thurston
(Olympia)
5 $370 12.43% 1
Pierce
(Tacoma)
7 $243 2.48% 12
Mason 1 $ 68 17.76% 2
King
(Seattle)
1 $ 36 0.07% 44
Yakima 5 $115 4.91% 8
Kittitas 1 $ 19 3.42% 9
Source: SNL Financial

Economic Outlook
•
We have not yet achieved measurable and
sustainable growth in the Pacific Northwest
•
Our local economy will continue to struggle
until unemployment and real estate values
improve
•
However, we are seeing signs of improvement

8

Net Loans
Deposits
% Loans to Deposits
(in millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
105%
100%
95%
90%
85%
80%
%Loans to Deposits
$644
$637
$740
$726
$769
$776
$793
$824
$746
$840
$733
$836
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
3/31/10

HERITAGE FINANCIAL CORPORATION

Loan and Deposit Growth 9 Note: Of the $60 million decrease in loans since 12/31/08, $43 million were in the construction loan portfolio

Commercial Construction 6%
Residential Real Estate 7%
Consumer 3%
CRE Owner Occupied 24%
Residential Construction 5%
Commercial and Industrial 26%
CRE Non-Owner Occupied 29%

HERITAGE FINANCIAL CORPORATION

Diversified Loan Portfolio 10 Financial data as of March 31, 2010 Total loans: $758 million Average yield on loans: 6.58%

Commercial & Industrial 33%
CRE Owner Occupied 31%
CRE Non-Owner Occupied 36%
Office 36%
Retail 21%
Industrial/ Warehouse 13%
Multi-Family 9%
Care Centers 2%
Motel 1%
Church 2%
Other 9%
Tax-Exempt Affordable Housing 3%
Agricultural 4%

HERITAGE FINANCIAL CORPORATION

Diversified Loan Portfolio

Commercial Loan Portfolio Commercial Real Estate Portfolio
Financial data as of March 31, 2010
CRE owner occupied: $187 million
CRE non-owner occupied: $219 million
Total CRE portfolio: $406 million
CRE owner occupied: $187 million
CRE non-owner occupied: $219 million
Commercial and industrial: $197 million
Total Commercial Loans: $603 million

CRE Non-Owner Occupied 29%
Commercial and Industrial 26%
Residential Construction 5%
Commercial Construction 6%
Residential Real Estate 7%
Consumer 3%
CRE Owner Occupied 24%
Residential Land 8%
Condos 19%
Commercial Land 9%
Single Family Residential 10%
Commercial 22%
A&D Residential 32%

HERITAGE FINANCIAL CORPORATION

Diversified Loan Portfolio

Construction loans: $83 million Total loans: $758 million
Loan Portfolio Construction Portfolio
Total construction portfolio reduced 36.2% since Dec. 31, 2008; represents 11.0% of total portfolio down from 16.1% at Dec. 31,
2008
Financial data as of March 31, 2010

Certificates of Deposit
Savings & Interest Bearing Demand
Non-Interest Bearing Demand
Average Balances (in thousands)
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$85,732
$266,824
$264,078
$98,567
$284,533
$307,902
$103,790
$299,167
$352,295
$108,386
$335,730
$343,642
$120,107
$396,401
$323,696
$124,628
$415,221
$297,870
2005
2006
2007
2008
2009
Q1'10

HERITAGE FINANCIAL CORPORATION

Deposit Growth

Total Avg. Deposits       $616,634                $691,002      $755,252                   $787,758                  $840,204               $837,719
Compounded Annual Growth Rate since 2005:   Certificate of Deposits: 2.9%
Interest-Bearing Transaction Accounts:   11.0%
Non-Interest Bearing Demand Deposits: 9.2%

Total Non-CD Deposits
%Non-CD Deposits/Total Deposits
Peer %Non-CD Deposits/Total Deposits
70%
65%
60%
55%
50%
45%
40%
%Non-CD Deposits/Total Deposits
$600
$500
$400
$300
$200
$100
$0
Total Non-CD Deposits
$353
$398
$416
$478
$536
$540
2005
2006
2007
2008
2009
Q1'10

HERITAGE FINANCIAL CORPORATION

Non-CD Deposit Growth
Source: SNL Financial
Regional Peer Group (14) : All NASDAQ banks under $5 billion in AK, ID, OR, and WA
Ticker Symbols – BANR, CACB, CASB, COLB, CWLZ, FFNW, HOME, NRIM, PCBK, PRWT, RVSB,
TSBK, WBCO, WCBO

HFWA
Regional Peers
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2005
2006
2007
2008
2009
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

HERITAGE FINANCIAL CORPORATION

15 Stable Net Interest Margin Source: SNL Financial Regional Peer Group (14) All ratios based on most recent reported quarter Annual Quarterly

Net Income
Net Income (loss) applicable to common shareholders
Net Interest Margin
$12
$10
$8
$6
$4
$2
$-
$(2)
(in millions)
6%
5%
4%
3%
Net Interest Margin
$10.5
$10.5
$10.7
$6.4
$6.2
$0.6
$(0.7)
2005
2006
2007
2008
2009

Net Income (loss) applicable to common...
$1.0
$0.5
$-
$(0.5)
$(1.0)
(in millions)
($0.9)
($0.2)
$-
$0.4
$0.4
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

HERITAGE FINANCIAL CORPORATION

Earnings 16 Quarterly Earnings Annual Earnings

| | Year Ended December 31, | |
|---|---|---|
| | 2008 (in thousands) | 2009 (in thousands) |
| Pre-tax, Pre-provision Earnings | $16,747 | $19,468 |
| Income tax expense (benefit) | 2,976 | (503) |
| Provision for loan losses | 7,420 | 19,390 |
| Net Income | $ 6,351 | $ 581 |
| Pre-tax, Pre-provision ROAA (1) | 1.87% | 1.99% |
| | | |
| % Improvement in Pre-tax, Pre-provision Earnings from prior year | | 16.3% |

Heritage Financial Corporation

Core Earnings 17 (1) Pre-tax, pre-provision return on average assets

| | Quarter Ended March 31, | |
|---|---|---|
| | 2009 (in thousands) | 2010 (in thousands) |
| Pre-tax, Pre-provision Earnings | $4,235 | $4,746 |
| Income tax expense (benefit) | (421) | 300 |
| Provision for loan losses | 5,252 | 3,750 |
| Net Income (loss) | $(594) | $ 696 |
| Pre-tax, Pre-provision ROAA (1) | 1.82% | 1.90% |
| | | |
| % Improvement in Pre-tax, Pre-provision Earnings from prior year | | 12.1% |

HERITAGE FINANCIAL CORPORATION

Core Earnings 18 (1) Pre-tax, pre-provision return on average assets

HFWA Total Equity
Total Capital to Risk Weighted Assets
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
(in millions)
25%
20%
15%
10%
5%
0%
Total Capital to Risk Weighted Assets
$64.9
$74.4
$83.2
$91.6
$126.5
$160.1
2005
2006
2007
2008
2009
Q1'10

HERITAGE FINANCIAL CORPORATION

Equity Growth 19 Note: 2008: TARP $24 million preferred securities sold 2009: $46.6 million net common equity raised

HFWA
Regional Peers
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.2%
8.4%
14.4%
9.1%
19.4%
12.8%
20.7%
14.0%
Tangible Common Equity/Tangible Assets
Tier 1 Capital to Average Assets
Tier 1 Capital to Risk Weighted Assets
Total Capital to Risk Weighted Assets

HERITAGE FINANCIAL CORPORATION

Strong Capital Levels 20 Source: SNL Financial Regional Peer Group (14) All ratios as of December 31, 2009

FDIC TLGP Bonds
9%
Municipals
9%
Private CMOs
2%
US Gov't Agencies
MBS
50%
US Gov't &
Agencies
30%

HERITAGE FINANCIAL CORPORATION

21 Total investment securities: $109 million 89% of portfolio is guaranteed by US Gov't or Agencies Quality Securities Portfolio Financial data as of March 31, 2010

# Credit Risk Management

Heritage Financial Corporation

22

Credit Risk Management
•
Residential construction portfolio decreased
49% since January 2008 and today represents
only 5.5% of total loan portfolio
•
Ongoing CRE loan evaluation and stress
testing shows no measurable weakness
•
A focus to aggressively manage NPA levels
lower as we move through what we believe is
the last half of this credit cycle

A&D Lots for Sale
$21.2
Single Family Real
Estate Construction
$2.5
Other Real Estate
Owned $1.6
Real Estate
Mortgages $0.5
Commercial Real
Estate $1.7
C&I $2.8
Commercial
Construction $0.1

HERITAGE FINANCIAL CORPORATION

Non-Performing Assets Composition 24 Total nonperforming assets: $30.4 million Nonperforming assets/total assets: 3.01% Financial data as of March 31, 2010 Note: Dollars in millions

A&D Lots for Sale $9.7
C&I $9.6
Single Family Construction $3.7
Owner-Occupied CRE $4.1
Non-Owner Occupied CRE $3.1
Condo Construction $10.6
Real Estate Mortgages $2.9

HERITAGE FINANCIAL CORPORATION

Classified Loans by Category

Total classified loans: $ 43.7 million
Excludes nonperforming loans
Financial data as of March 31, 2010
Classified Loans are the regulatory definition of special mention, substandard, or doubtful
Note: Dollars in millions

Pierce County
Tacoma
58%
Thurston County
Olympia
17%
Central WA & Other
11%
King County
Seattle
7%
Mason County
Shelton
7%

HERITAGE FINANCIAL CORPORATION

Classified Loans by County 26 Notes: Includes nonperforming loans Financial data as of March 31, 2010

NPAs/Assets (%)
9%
6%
3%
0%
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
HFWA
Regional Peers

Net Charge-Offs (annualized)/Avg. Loans (%)
4%
3%
2%
1%
0%
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
HFWA
Regional Peers

Reserves/NPLs (%)
160%
120%
80%
40%
0%
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
HFWA
Regional Peers

Reserves/Loans (%)
4%
3%
2%
1%
0%
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
HFWA
Regional Peers

27 Source: SNL Financial Regional Peer Group (14) Loan Provisioning

| | |
|---|---|
| | |
| | |
| | |
| | |

| | |
|---|---|
| | |

HERITAGE FINANCIAL CORPORATION

Credit Cycle Risk Profile

Credit Quality Ratios 3/31/2010
Loan loss allowance 3.27%
Coverage ratio 86.0%
Nonperforming loans to total loans 3.81%
Nonperforming assets to total assets 3.01%
Pre-Tax, Pre-Provision Earnings Q1’10
Pre-tax, pre-provision ROAA  % / $ 1.90% / $4,746

29

Selected Key Ratios
HFWA
Regional Peer
Group Median
HFWA Regional Rank
(out of 14)
National Peer
Group Median
HFWA National Rank
(out of 114)
Coverage Ratio (1) 79.3% 43.2% #4 65.3% #38
TCE/TA (2) 12.2% 9.19% #4 7.43% #5
PTPP ROAA (3) 1.99% 1.06% #3 1.24% #10
Efficiency Ratio 61.3% 64.0% #4 69.1% #12
Net Interest Margin 4.57% 4.01% #4 3.66% #17

(1) Allowance for loan loss/nonperforming loans
(2) Tangible common equity/tangible assets
(3) Pre-tax, pre-provision return on average assets
Source: SNL Financial
Ratios as of and for year-ended December 31, 2009
Regional Peer Group (14)
National Peer Group: All publicly traded US commercial banks (114) with assets between $750 million and $1.25 billion

HFWA
NASDAQ Composite
NASDAQ Bank
Index Value
150
125
100
75
50
25
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09

Total Return Performance

The above chart assumes that the value of the investment in Heritage’s common stock and each of the two indices was $100 on December 31, 2004, and that all dividends were reinvested.

32

Strategic Initiatives

•
Organic Growth
–
Renewed effort for organic loan growth
–
Continue focus on Non-CD deposit growth
–
New lender recruitment
–
Acquire/Build 1-2 new branches per year
•
Resume cash dividend payments
•
Continue to pursue FDIC assisted transactions

Texas Ratio > 50% ($bn)
39
$36.1
$28.5
# of Institutions
Assets
Deposits

TCE/TA < 5% ($bn)
9
$16.7
$12.7
# of Institutions
Assets
Deposits

Construction/Total Loans > 25% ($bn)
7
$4.2
$3.2
# of Institutions
Assets
Deposits

The FDIC Market Opportunity
*Texas Ratio: (NPA + 90 Days PD)/(Tangible Common Equity + Reserves)

Summary of Analysis
19 Washington banks with a Texas Ratio* greater than 100%
14 Washington banks with a Texas Ratio* greater than 100% and assets under $600 million
39 Washington banks with a Texas Ratio* greater than 50%
9 Washington banks with tangible common equity/tangible assets less than 5%
Acquisition Considerations.
Fill-in or expand geographic footprint
Opportunity to take advantage of FDIC loss share agreements
Strengthen market share
Potential to significantly grow our company
Source: SNL Financial data as of March 31, 2010

TARP
•
We have previously communicated:
–
We sold preferred securities to Treasury as a
precautionary strategy
–
We currently have the ability to repurchase these
securities today
–
We are hopeful, we will see sufficient local
economic improvement necessary to repurchase
our preferred securities yet this year

Heritage Highlights
•
Community leader with deep roots in the communities
we serve since 1927
•
Experienced and disciplined management team
•
Strong and diversified balance sheet with no
borrowings
•
Solid loan loss coverage ratios and strong core earnings
•
Strong tangible capital levels
•
Historically stable and strong net interest margin

37